                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             CALIFORNIA JOCKEY CLUB
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                             CALIFORNIA JOCKEY CLUB
                           2600 SOUTH DELAWARE STREET
                                 P.O. BOX 1117
                          SAN MATEO, CALIFORNIA 94403
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, JUNE 1, 1995
                            ------------------------

To the Stockholders of California Jockey Club:

     Notice is hereby given that the Annual Stockholders Meeting of California Jockey Club will be held on Thursday, June 1, 1995, at 10:15 a.m. Pacific Daylight Time, at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California, for the following purposes:

        1. To elect six directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 1996 Annual Meeting, or until a successor has been elected and qualified.

        2. To ratify the Board of Directors' selection of Deloitte & Touche LLP as independent public accountants for the year 1995.

        3. To transact such other business as may properly be brought before the meeting.

     Stockholders of record at the close of business on April 28, 1995, are the only stockholders entitled to notice of and to vote at the Annual Stockholders Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        KJELL H. QVALE
                                        Chairman of the Board and Secretary
                                        Dated May 9, 1995
- - -------------------------------------------------------------------------------
Proxies are being separately solicited by the Boards of Directors of California
Jockey Club and Bay Meadows Operating Company. To ensure representation of your stock at the Annual Meetings of both companies, you must mark and return both the YELLOW (California Jockey Club) and the WHITE (Bay Meadows Operating
Company) proxy cards.
- - -------------------------------------------------------------------------------
                                   IMPORTANT

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                             CALIFORNIA JOCKEY CLUB
                           2600 SOUTH DELAWARE STREET
                                 P.O. BOX 1117
                          SAN MATEO, CALIFORNIA 94403
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

           SOLICITATION OF PROXY, CUMULATIVE VOTING AND REVOCABILITY

     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Stockholders Meeting (the "Annual Meeting") of California Jockey Club (the "Company"), a Delaware corporation, to be held on Thursday, June 1, 1995, at 10:15 a.m. Pacific Daylight Time, at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California, and at any adjournment or postponements thereof. The stockholders of the Company will consider (i) the election of six directors to serve until the 1996 Annual Meeting or until a successor has been elected and qualified, (ii) ratifying the selection of Deloitte & Touche LLP as independent public accountants for the year 1995, and (iii) such other business as may properly be brought before the meeting.

     The solicitation of proxies in the enclosed YELLOW proxy card is made on behalf of the Board of Directors of the Company.

     The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The solicitation of proxies will be made by use of the mails and may also be made by telephone, telegraph, or personally, by certain directors, officers and regular employees of the Company who will receive no extra compensation for such services. In addition, the Company has retained D.F. King & Co., a proxy distribution and solicitation firm, to assist in the distribution and solicitation of proxies for shares, for a fee of $2,500 plus reimbursement of reasonable out-of-pocket expenses. The proxy materials are being mailed to stockholders of record at the close of business on April 28, 1995.

     This Proxy Statement and the form of YELLOW proxy card were first sent or given to stockholders on or about May 9, 1995.

     A stockholder signing and returning a proxy on the enclosed YELLOW proxy card has the power to revoke it at any time before the shares represented thereby are voted by notifying the Secretary of the Company in writing, executing a subsequent later dated proxy or by attending and voting such shares at the Annual Meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications.

     Holders of the Company's Common Stock ("CJC Common Stock") are entitled to one vote for each share held. The Company's Certificate of Incorporation provides that a stockholder, or his proxy, may cumulate votes in the election of directors. That is, each stockholder is entitled to the number of votes that is equal to the number of shares owned by him multiplied by the number of directors to be elected (six for the Annual Meeting), and he may cumulate such votes for a single candidate or distribute such votes among as many candidates as he deems appropriate. Certain affirmative steps must be taken by stockholders of the Company in order to be entitled to vote their shares cumulatively in the election of directors. At a stockholders' meeting at which directors are to be elected, such as the Annual Meeting, no stockholder shall be entitled to cumulate votes for any candidate or candidates unless the candidate's or candidates' names have been placed in nomination prior to the commencement of the voting and a stockholder who appears in person at the meeting has given notice thereat prior to the commencement of the voting of the stockholder's intention to cumulate votes. If any stockholder has given such notice at the Annual Meeting, then every stockholder entitled to vote may cumulate votes for candidates in nomination. The Board of Directors is soliciting, and the proxy holders will have, full discretion and authority to vote cumulatively, to allocate votes among any or all of the nominees of the Board of Directors and to vote for the election of less than all of the nominees of the Board of Directors (and in such order as they may determine) if candidates other than those named herein for directors are proposed at the Annual Meeting by others than the Board of Directors and the requirements for cumulative voting are satisfied. Such discretion and authority of the proxy holders may be withheld by checking the box marked "withhold authority." If this alternative is selected by a stockholder, none of the stockholder's shares will be voted (cumulatively or otherwise) for any of the nominees of the Board of Directors unless such stockholder appears and votes in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

     If voting on the election of directors at the Annual Meeting is not conducted by cumulative voting, each stockholder will be entitled to cast one vote per share for each of up to six candidates. Whether or not there is cumulative voting on the election of directors, the six candidates receiving the highest number of votes will be elected as directors. Accordingly, broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of the directors. Voting on all other matters to be submitted at the Annual Meeting is noncumulative and a majority of the shares present in person or represented by proxy at the Annual Meeting is required to approve such other matters. In determining whether the requisite majority has been received on any such matter, broker non-votes will not be counted, while abstentions will be counted and will therefore have the same effect as a vote against the matter.

             OUTSTANDING VOTING SECURITIES -- BENEFICIAL OWNERSHIP

     Only stockholders of record at the close of business on April 28, 1995 (the "Record Date") are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 5,753,257 shares of CJC Common Stock.

     The outstanding shares of CJC Common Stock are "paired" with the outstanding shares of the Common Stock $.01 par value per share ("BMOC Common Stock"), of Bay Meadows Operating Company ("BMOC"), a Delaware corporation, so that they are transferable and tradable only in combination as units, each unit consisting of one share of CJC Common Stock and one share of BMOC Common Stock (a unit of "Paired Common Stock"). These restrictions on transfer are imposed by the Bylaws of the Company and BMOC. The pairing is evidenced by "back-to-back" certificates and the certificates bear a legend referring to the restrictions on transfer imposed by the Bylaws of the Company and BMOC.

     The following table sets forth, as of March 15, 1995, the number of shares of CJC Common Stock owned (i) by each director and nominee for director, (ii) by the Named Executive Officers (identified below), (iii) by all directors and executive officers of the Company as a group, and (iv) by all those known by the Company to be beneficial owners as a group of more than five percent (5%) of the CJC Common Stock, together with the percentage of stock so owned.

                                                 AMOUNT AND NATURE OF
          NAMES OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP(1)   PERCENTAGE OF TOTAL (11)
- - ----------------------------------------------  -----------------------   ------------------------
James P. Conn.................................           95,160(2)(3)(4)             1.7
James M. Harris...............................           17,012(5)                     *
Brian M. Herrera..............................          180,000(6)(7)                3.1
Marylin Kyne Gunderson........................          220,200                      3.8
Richard E. Perazzo............................            8,248(8)                     *
Kjell H. Quale................................           85,000                      1.5
"Gabelli Group"...............................          420,100(9)                   7.3
Directors and executive officers, as a
  group.......................................          605,620(10)                 10.5

- - ------------

*Less than one percent (1%) of the outstanding CJC Common Stock.

 (1) Unless otherwise indicated in the footnotes, and subject to community property laws where applicable, each named stockholder has sole voting and investment power with respect to the shares of CJC Common Stock beneficially owned by such stockholder.

 (2) Includes 22,080 shares held by Mr. Conn as trustee, and an additional 18,080 shares held in trust for the benefit of Mr. Conn's children. Mr. Conn is not a trustee of his children's trust and does not have voting or investment power over such shares, but does hold a reversionary interest in the trust.

 (3) Includes 20,000 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of March 15, 1995.

 (4) Mr. Conn is a Director of Gabelli Equity Trust and Gabelli Asset Fund, which are affiliates of the "Gabelli Group" (see Note 9 below). Mr. Conn disclaims beneficial ownership of the 420,100 shares owned by the Gabelli Group.

 (5) Includes 4,000 shares owned by Mr. Harris' mother for which Mr. Harris holds a power of attorney.

 (6) Includes 90,000 shares held by Mr. Herrera in the testamentary trust of Mr. Herrera's late father, of which he is the trustee and a beneficiary.

 (7) Includes 90,000 shares held in Mr. Herrera's mother's living trust, of which he is a co-trustee and a beneficiary.

 (8) Includes a total of 48 shares registered in Mr. Perazzo's name as custodian for his sons, 24 shares each.

 (9) A "Schedule 13D" (Amendment No. 2) filing dated July 27, 1994, was made by the "Gabelli Group". The Gabelli Group is comprised of Gabelli Funds, Inc., GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli International Limited II, Gabelli Performance Partnership, Gabelli International Limited, and Mario Gabelli. The Schedule 13D filing indicates that the aggregate number of shares owned by the group is 420,100 shares. The address of the Gabelli Group is One Corporate Center, Rye, N.Y. 10580-1435.

(10) Includes 20,000 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of March 15, 1995.

(11) Percentages shown indicate what the total percentage beneficial ownership of CJC Common Stock would be for each named stockholder if such holder, but no other stockholder, whether or not named, exercised those of his stock options that were exercisable on March 15, 1995, or that will become exercisable 60 days thereafter.

                                ELECTION OF DIRECTORS
                                    (PROPOSAL 1)

     Six directors will be elected at the Annual Meeting to serve until the Annual Meeting in 1996. Each director elected will continue in office until a successor has been elected and qualified. If prior to the Annual Meeting any nominee becomes unable to serve or declines to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying Proxy intend to vote for the balance of those named and, if they deem advisable, for a substitute nominee. The names of the nominees for directors of the Company are listed in the following table.

                                      DIRECTOR              PRINCIPAL OCCUPATION AND
             NAME               AGE    SINCE                  BUSINESS EXPERIENCE
- - ------------------------------  ---   --------   ----------------------------------------------
James P. Conn.................  57      1983     Managing Director and Chief Investment Officer
                                                 of Financial Security Assurance (an insurance
                                                 company) since 1992. Former President and
                                                 Chief Executive Officer of BMOC (Thoroughbred
                                                 horse racing) from March 1988 to November
                                                 1992. Director of Gabelli Equity Trust
                                                 (publicly-held investment company) and Gabelli
                                                 Asset Fund since 1988. Director of the former
                                                 California Jockey Club from 1969 until its
                                                 reorganization in March 1983. President and
                                                 Chief Executive Officer of Transamerica
                                                 Investment Services, Inc. (investments), a
                                                 subsidiary of Transamerica Corporation, and
                                                 Vice President -- Investments of Transamerica
                                                 (financial services) from October 1975 until
                                                 March 1988. Chairman and President of
                                                 Transamerica Cash Reserve, Inc. (money market
                                                 fund) and Chairman and President of
                                                 Transamerica Income Shares, Inc. (closed-end
                                                 bond fund) from 1980 until 1988.
James M. Harris*..............  62      1983     President and Treasurer of the Company since
                                                 1983. Vice President of Cazenove, Inc.,
                                                 International Stockbrokers, for more than five
                                                 years (until retirement in 1992).
Marylin Kyne Gunderson........  72      1983     Private investor for more than five years.
                                                 Secretary of the Company from 1985 to 1989.
Brian M. Herrera..............  42      1992     President, Herrera Cadillac (auto dealership)
                                                 since October 1991. Real Estate Developer,
                                                 Morweg Development (land acquisitions and
                                                 sales company), from May 1988 to October 1991.
Richard E. Perazzo............  48      1990     Self-employed Certified Public Accountant
                                                 since 1990. Chief Financial Officer and
                                                 Treasurer of BMOC (Thoroughbred horse racing)
                                                 from 1983 to 1989. Controller of the former
                                                 California Jockey Club from 1976 to 1983.
                                                 Director of BMOC from 1983 to 1989.
Kjell H. Qvale*...............  75      1991     Chairman of the Board and Secretary of the
                                                 Company since 1991. Chairman of the Board of
                                                 British Motor Car Distributors, Ltd. (an
                                                 automotive sales company) since 1948. Chairman
                                                 of the Board of KJB Development Corp. (an
                                                 automobile and investment company) for over 35
                                                 years. Chairman of the Board of First National
                                                 Bank of Marin. Director of Hollywood Park
                                                 (Thoroughbred horse racing). Prior to 1991,
                                                 President and Director of Pacific Racing
                                                 Association d.b.a. Golden Gate Fields
                                                 (Thoroughbred horse racing), for over 25
                                                 years.

- - ------------

* "Named Executive Officers" of the Company.

     There is no family relationship among any of the Company's executive officers, directors or nominees for director.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOREGOING NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

COMPENSATION OF DIRECTORS

     For 1994, members of the Board of Directors received an annual fee of $12,000 each. The Chairman of the Audit Committee receives $500 for each Audit Committee meeting attended and each of the other members of the Audit Committee receive $350 for each meeting attended. During 1994, each director was also provided a food and beverage allowance of $1,000 for use by the director and his or her guests in the Directors Room and Turf Club at Bay Meadows Racecourse.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board of Directors of the Company held a total of 11 meetings during the year ended December 31, 1994. During 1994, none of the directors attended fewer than 81% of the combined total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which they served.

     The Board of Directors has appointed an Audit Committee, but has not appointed a Nominating Committee.

     The Audit Committee includes: Kjell Qvale (Chairman), James Harris and Richard Perazzo. The functions of the Audit Committee are to review the annual financial statements with the Company's independent public accountants, to review their work, approve any non-audit services performed by them, and to make annual recommendations to the Board of Directors for the appointment of independent public accountants for the ensuing year. The Audit Committee had one meeting in 1994.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who own more than ten percent of a registered class of its equity securities, file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership, and reports of changes in ownership, of Common Stock and other equity securities of the Company. Officers, directors and "greater than ten percent" stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they have filed.

     To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company during the fiscal year ended December 31, 1994, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and "greater than ten percent" beneficial owners were complied with.

EXECUTIVE COMPENSATION

     The Company does not compensate its executive officers for their services. Accordingly, there is no Compensation Committee and no report by the Compensation Committee on executive compensation included herein.

STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative returns during the five year period ended December 31, 1994, of the Paired Common Stock, Standard and Poor's 500 Composite Index ("S&P 500 Index") and the National Association of Real Estate Investment Trust's All REIT Index:

    Measurement Period
  (Fiscal Year Covered)      CJC/BMOC        S&P 500 Index        All REIT Index
  ---------------------      --------        -------------        --------------
1989                           100.00           100.00               100.00
1990                            72.33            96.83                82.85
1991                            76.63           126.41               112.15
1992                            72.22           136.10               125.80
1993                            84.20           149.70               149.13
1994                           100.77           151.66               150.33

     The stock performance graph assumes that the original investment in the Paired Common Stock and the amount invested in the two indexes was $100 on December 31, 1989, and that all dividends during the period were reinvested.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

     The firm of Deloitte & Touche LLP, which served the Company as independent public accountants for the 1994 fiscal year, has been selected by the Board of Directors of the Company as the Company's independent public accountants for the 1995 fiscal year. Deloitte & Touche LLP has no interest, financial or otherwise, in the Company. All proxies will be voted for ratification of the selection of Deloitte & Touche LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted.

     Representatives from Deloitte & Touche LLP will be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1995.

CHANGES IN INDEPENDENT AUDITORS

     Effective October 20, 1993, the Company's Board of Directors dismissed Ernst & Young LLP and engaged Deloitte & Touche LLP as independent accountants for 1993. During the two most recent fiscal years, prior to October 20, 1993, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events. The report of Ernst & Young LLP on the financial statements of the Company for fiscal years 1991 and 1992 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company previously requested Ernst & Young LLP to furnish a letter addressed to the SEC stating whether Ernst & Young LLP agreed with the above statements. A copy of the Ernst & Young LLP letter to the SEC stating that Ernst & Young LLP agreed with the above statements, dated October 21, 1993, was filed as Exhibit I to the Form 8-K, dated October 29, 1993.

                                 OTHER MATTERS

VOTING OF PROXIES

     If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted by the proxy holders as specified in the proxy. If no specification is made, it will be voted FOR the election of the Board of Directors' nominees, FOR ratification of Deloitte & Touche LLP as independent public accountants for the 1995 fiscal year, and will be voted on such other matters as may come before the meeting at the discretion of the proxy holders.

STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders' proposals intended to be presented at the 1996 Annual Meeting must be received by the Company no later than January 9, 1996, for inclusion in the Company's Proxy Statement and form of proxy for that meeting.

OTHER MATTERS

     The Company's Bylaws provide that stockholders intending to nominate candidates for election as directors or to bring business before a stockholders' meeting must give the prescribed notice and information to the Company at least 60 days prior to the meeting of stockholders. However, the Bylaws also provide that, where less than 70 days' notice or prior public disclosure of the date of a stockholders' meeting is given, advance notice of stockholder nominations for the election of directors or business to be brought before any stockholders' meeting must be delivered or mailed to and received at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which the notice of the meeting of stockholders was mailed, or such public disclosure was made. As of the date of this Proxy Statement, no candidate is seeking election to the Board of Directors pursuant to the foregoing Bylaw provisions.

     As of the date of this Proxy Statement, the Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If any such stockholder proposal or other business should properly come before the Annual Meeting, the persons named in the enclosed form of proxy, or their substitutes, will vote the shares represented by the proxies with respect to any such matters in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        KJELL H. QVALE
                                        Chairman of the Board and Secretary
                                        Dated May 9, 1995

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING YELLOW PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                                     PROXY
                             CALIFORNIA JOCKEY CLUB

                           -------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James P. Conn, James M. Harris and Kjell H. Qvale or any of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of California Jockey Club, to be held at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California, on Thursday, June 1, 1995, at 10:15 a.m. and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE SIX NOMINEES FOR ELECTION AS DIRECTORS (PROPOSAL 1) AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2). NOTWITHSTANDING THE FOREGOING, THE PROXIES NAMED ABOVE SHALL HAVE THE AUTHORITY, IN THEIR DISCRETION, TO VOTE CUMULATIVELY THE SHARES OF THE UNDERSIGNED, ALLOCATE VOTES AMONG ANY OR ALL OF SUCH NOMINEES, AND VOTE FOR THE ELECTION OF LESS THAN ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS (AND IN SUCH ORDER AS THEY MAY DETERMINE), IF CANDIDATES OTHER THAN THOSE NAMED HEREIN FOR DIRECTORS ARE PROPOSED AT THE ANNUAL MEETING BY OTHERS THAN THE BOARD OF DIRECTORS AND THE REQUIREMENTS FOR CUMULATIVE VOTING ARE SATISFIED.

                  (To be completed and signed on reverse side)



/X/ Please mark
    your votes
    this way



- - ---------------
 COMMON SHARES

1. ELECTION OF DIRECTORS       FOR all nominees                WITHHOLD
                             listed at the right               AUTHORITY
                             (except as marked             to vote for all
                              to the contrary)         nominees listed at right
                                   / /                           / /


James P. Conn, James M. Harris, Brian M. Herrera, Marylin Kyne Gunderson, Richard E. Perazzo and Kjell H. Qvale

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- - ----------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES.

2. Ratify the appointment of Deloitte & Touche LLP as independent auditors for the year ended December 31, 1995.

                      FOR          AGAINST         ABSTAIN
                      / /            / /             / /

3. In their discretion, upon any and all other matters as may properly come before the meeting or any adjournment thereof.

(Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Dated:___________________________________________________________________, 1995

_______________________________________________________________________________
Signature

_______________________________________________________________________________
Signature, if held jointly

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